UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: March 12, 2023

(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
001-12609	PG&E CORPORATION	California	94-3234914
001-02348	PACIFIC GAS AND ELECTRIC COMPANY	California	94-0742640

300 Lakeside Drive	300 Lakeside Drive
Oakland, California 94612	Oakland, California 94612
(Address of principal executive offices) (Zip Code)	(Address of principal executive offices) (Zip Code)
(415) 973-1000	(415) 973-7000
(Registrant’s telephone number, including area code)	(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, no par value	PCG	The New York Stock Exchange
Equity Units	PCGU	The New York Stock Exchange
First preferred stock, cumulative, par value $25 per share, 6% nonredeemable	PCG-PA	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5.50% nonredeemable	PCG-PB	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% nonredeemable	PCG-PC	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% redeemable	PCG-PD	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 5% series A redeemable	PCG-PE	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.80% redeemable	PCG-PG	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.50% redeemable	PCG-PH	NYSE American LLC
First preferred stock, cumulative, par value $25 per share, 4.36% series A redeemable	PCG-PI	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	PG&E Corporation	☐
Emerging growth company	Pacific Gas and Electric Company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

PG&E Corporation	☐
Pacific Gas and Electric Company	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Executive Vice President and Chief Financial Officer of PG&E Corporation

On March 14, 2023, the Board of Directors of PG&E Corporation (the “Board”) appointed Carolyn J. Burke, 55, as Executive Vice President, Finance, effective immediately. The Board also appointed Ms. Burke as Executive Vice President and Chief Financial Officer of PG&E Corporation, effective as of the departure of Christopher A. Foster, which is scheduled to occur on May 4, 2023.

Ms. Burke has been serving as a special advisor to PG&E Corporation since January 3, 2023. For such work, she has earned $242,000. Ms. Burke previously served as Executive Vice President and Chief Financial Officer of Chevron Phillips Chemical Company LLC, a petrochemicals company, from February 2019 through September 2022. Ms. Burke previously served as Executive Vice President, Strategy, at Dynegy, Inc., an independent power producer and retailer, from October 2016 until April 2018. Ms. Burke also held various executive roles with increasing responsibility at Dynegy, Inc. from August 2011 until October 2016, including as Executive Vice President of Business Operations and Systems, Chief Integration Officer and Chief Administration Officer. Prior to joining Dynegy, Inc., Ms. Burke served as Global Controller for JP Morgan’s Global Commodities business from 2008 to 2011. She was also NRG Energy, Inc.’s Vice President & Corporate Controller from 2006 to 2008. In addition, Ms. Burke serves as a director of Excelerate Energy, which provides liquefied natural gas services. She previously served as a director of TerraForm Power, Inc., a globally diversified renewable energy company, from May 2018 to July 2020, and a director of Aqua America Inc. (now Essential Utilities, Inc.), a holding company for regulated utilities providing water, wastewater, or natural gas services, from December 2015 to May 2019.

In connection with her appointment, Ms. Burke will receive an annual base salary of $725,000. Ms. Burke will be eligible to participate in PG&E Corporation’s Short-Term Incentive Plan that provides annual incentive awards, as in effect from time to time, with an initial target participation rate of 75% of her base salary. Ms. Burke will be eligible to participate in PG&E Corporation’s Long-Term Incentive Plan and receive equity-based awards, with an initial annual target value of $1.8 million for 2023. Ms. Burke will receive a sign-on bonus of $400,000 in cash, which is subject to clawback if she voluntarily resigns within two years, and $400,000 in restricted stock units, which vest 50% on each of the first and second anniversaries of the grant date. Ms. Burke will also be eligible to receive executive benefits, as described in PG&E Corporation and the Utility’s joint proxy statement.

There are no arrangements or understandings between Ms. Burke and any other person pursuant to which she was selected as Executive Vice President and Chief Financial Officer of PG&E Corporation. Further, there are no family relationships between Ms. Burke and any director or executive officer of PG&E Corporation or the Pacific Gas and Electric Company (the “Utility”), a subsidiary of PG&E Corporation. Except as described above, Ms. Burke has not been party to any reportable transactions with PG&E Corporation or the Utility pursuant to Item 404(a) of Securities and Exchange Commission (“SEC”) Regulation S-K.

Departure of Executive Vice President and Chief Financial Officer of PG&E Corporation

On March 12, 2023, Christopher A. Foster, Executive Vice President and Chief Financial Officer of PG&E Corporation, informed PG&E Corporation that he is resigning from his positions effective May 4, 2023 to pursue another opportunity as Executive Vice President and Chief Financial Officer of CenterPoint Energy, Inc.

Item 7.01 Regulation FD Disclosure.

Conference Call

PG&E Corporation will hold a conference call on Wednesday March 15, 2023, at 5:00 PM Eastern Time, to discuss management updates.

To access the live audio webcast, please visit the PG&E Corporation Investor Relations website at https://investor.pgecorp.com/news-events/events-and-presentations/default.aspx.

Reaffirmation of Guidance

PG&E Corporation is reaffirming its guidance as follows:

•	2023 non-GAAP Core Earnings Per Share (“EPS”) of $1.19-$1.23;
•	2024 non-GAAP Core EPS growth of at least 10%;
•	2025-2026 non-GAAP Core EPS growth of at least 9%;
•	2022-2027 compound annual rate base growth of 9.5%; and
•	No new equity in 2023 or 2024.

Non-GAAP Core EPS is a non-GAAP financial measure. Non-GAAP core EPS is not a substitute or alternative for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies. Please refer to the reconciliation of non-GAAP core EPS to earnings per share, which is the most directly comparable GAAP measure, provided with PG&E Corporation’s and the Utility’s earnings materials for 2022, furnished with the SEC on February 22, 2023.

First Quarter 2023 Earnings Release and Conference Call

PG&E Corporation will announce its first quarter 2023 earnings before the market opens on Thursday, May 4, 2023.

PG&E Corporation will conduct a conference call to discuss earnings results at 11 a.m. Eastern Time the same day. Investors, the news media, and the public may listen to a live internet broadcast of the call at http://investor.pgecorp.com/news-events/events-and-presentations/default.aspx. Alternatively, a toll-free replay of the conference call may be accessed shortly after the live call through May 11, 2023 by dialing (800) 770-2030. Confirmation code 64421 will be required to access the replay.

Cautionary Statement Concerning Forward-Looking Statements

This current report on Form 8-K contains forward-looking statements that are not historical facts, including statements about the beliefs, expectations, estimates, future plans and strategies of PG&E Corporation and the Utility, as well as forecasts and estimates regarding PG&E Corporation’s earnings guidance. These statements are based on current expectations and assumptions, which management believes are reasonable, and on information currently available to management, but are necessarily subject to various risks and uncertainties. In addition to the risk that these assumptions prove to be inaccurate, factors that could cause actual results to differ materially from those contemplated by the forward-looking statements include factors disclosed in PG&E Corporation’s and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2022, and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC’s website at www.sec.gov. PG&E Corporation and the Utility undertake no obligation to publicly update or revise any forward-looking statements, whether due to new information, future events or otherwise, except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

PG&E CORPORATION

Date: March 15, 2023	By:	/s/ JOHN R. SIMON
Name: John R. Simon
Title: Executive Vice President, General Counsel and Chief Ethics & Compliance Officer

PACIFIC GAS AND ELECTRIC COMPANY

Date: March 15, 2023	By:	/s/ BRIAN M. WONG
Name: Brian M. Wong
Title: Vice President, General Counsel and Corporate Secretary